Exhibit 10.1

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDMENT NO. 6

TO

THE A320 NEO FAMILY PURCHASE AGREEMENT

    Dated as of December 20, 2019

BETWEEN AIRBUS S.A.S.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 6 to the A320 NEO Family Purchase Agreement dated as of December 20, 2019 (this “AAmendment”), is entered into as of July 31, 2023 by and between AIRBUS S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “USellerU”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the “UBuyerU”).

WHEREAS, the Buyer and the Seller have entered into an A320 NEO Family Purchase Agreement, dated as of December 20, 2019 which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time (the “Agreement”); and

WHEREAS, the Buyer and Seller agree, amongst other things, to (i) type convert thirty-one (31) Aircraft from A319 NEO Aircraft type to thirty-one (31) A321 NEO Aircraft type and (ii) defer the Scheduled Delivery Periods of certain of the Aircraft remaining to be delivered as of the date hereof, subject to the terms and conditions set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them, as applicable, in the Agreement and the Legacy Agreement Amendment. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

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1AIRCRAFT TYPE CONVERSIONS [***]

1.1Delivery
1.1    [***]
1.2    As a result of the [***]

“Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following quarters or months, (each, as applicable, a “Scheduled Delivery Quarter” or a “Scheduled Delivery Month”):

[***]

2.    PREDELIVERY PAYMENTS

2.1    The Buyer is obligated to make Predelivery Payments in respect of [***] (the “Amendment 6 Predelivery Payments”).

2.2    The amount [***]

3.    [***]

4.    LETTER AGREEMENT NO. 4

Amended and Restated Letter Agreement No. 4 to the Agreement dated as of December 17, 2020 is hereby deleted in its entirety and replaced by the Second Amended and Restated Letter Agreement No. 4 dated of even date herewith. Any reference to Letter Agreement No.4 and the Amended and Restated Letter Agreement No.4 under the Agreement, including all Letter Agreements, shall be deemed to be a reference to the Second Amended and Restated Letter Agreement No.4.

5.    LETTER AGREEMENT NO. 7

    A new paragraph 1.3 is hereby added to paragraph 1 of the Letter Agreement No. 7 to the Agreement as follows:
[***]

6.    LETTER AGREEMENT NO. 8

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    Paragraph 8 of Amended and Restated Letter Agreement No. 8 to the Agreement dated as of June 24, 2020 (“Letter Agreement No. 8”) is hereby deleted in its entirety and replaced with the following quoted text:

[***]

6.2    Annex B to Letter Agreement No. 8

Paragraph 11.3 [***] of Annex B to Letter Agreement No. 8 is hereby deleted in its entirety and of no further force and effect.

7.    BFE AND PROPULSION SYSTEM RELATED MATTERS

[***]

8.EFFECT OF THE AMENDMENT

8.1    The Agreement as amended by this Amendment contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller regarding such subject matter.

8.2    The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

9CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.8 of the Agreement.

10GOVERNING LAW

10.1    THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.5 OF THE AGREEMENT.

10.2    IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

11    EFFECTIVITY

    This Amendment will enter into full force and be binding upon the Parties upon signature of this Amendment by each of the Parties.

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12COUNTERPARTS

This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail.
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IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Scott Haralson	By:	/s/ Benoit de Saint- Exupery
Its:	EVP & CFO	Its:	Executive Vice President, Contracts

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Appendix 1 to Amendment No. 6

[***]

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Second Amended and Restated Letter Agreement No. 4 to
A320 Neo Family Purchase Agreement

As of July 31, 2023

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered an A320 NEO Family Purchase Agreement, dated as of December 19, 2019 (the “Agreement”).

This Second Amended and Restated Letter Agreement No. 4 (“Letter Agreement No. 4” or this “Letter Agreement”) amends and restates Amended and Restated Letter Agreement No. 4, between the Buyer and the Seller, dated December 17, 2020.

The Buyer and the Seller have agreed, as set forth in this Letter Agreement No. 4, to certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    Aircraft Type Flexibility

1.1    Conversions within A320 Family Aircraft

[***]

2.    [***]

3     [***]

4.     Option Aircraft

4.1    [***]

4.2    [***]

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4.3    [***]
4.4    [***]

4.5    [***]

4.6    [***]

5.[***]

6.    MISCELLANEOUS

The provisions of Clauses 22.5, 22.8 and 20.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

[SIGNATURE PAGE FOLLOWS]

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                            Very truly yours,

                            AIRBUS S.A.S.

                            By: /s/ Benoit de Saint-Exupery

                            Its: Executive Vice President, Contracts

Accepted and agreed,

SPIRIT AIRLINES, INC.

By: /s/ Scott Haralson

Its: EVP & CFO

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